UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	January 4, 2022

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638	Elkhart,	Indiana	46515
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including area code	(574)	294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2022, Patrick Industries, Inc. (the “Company”) entered in a Letter Agreement with Todd Cleveland, the Executive Chairman of the Company (the “Executive Chairman”) to be effective as of December 31, 2021 (the “Agreement”). The Agreement sets forth the terms under which Mr. Cleveland will continue to serve as Executive Chairman of the Company. The previous Executive Chairman Employment Agreement entered into on March 13, 2020 by and between the Company and Mr. Cleveland expired on December 31, 2021. The new Agreement provides for the Executive Chairman to report to the Board of Directors (the “Board”), perform such duties as are assigned or delegated to him by the Board and to devote that amount of time as is reasonably required and determined by the Board for the Executive Chairman to perform his duties, taking into account the Executive Chairman’s other business obligations as in effect from time to time. In addition, the Executive Chairman will serve as Chairman of the Board during the term of the Agreement, subject to normal governance procedures relating to Board membership. The Agreement may be terminated at any time by the Executive Chairman or the Company, with or without cause. Pursuant to the Agreement, the Executive Chairman is entitled to: (i) an annual base salary of not less than $600,000, (ii) participate in the Company’s employee benefits as they are generally available to the Company’s executive officers, and (iii) participate in the Company's annual non-equity incentive plan (with a 2022 annual performance bonus target of $1.4 million), on terms consistent with the Company’s other executive officers.

The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits
(d)    Exhibits
Exhibit 10.1 - Letter Agreement effective as of December 31, 2021 by and between the Company and Todd Cleveland

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: January 10, 2022	By:	/s/ James E. Rose
James E. Rose
Principal Accounting Officer